Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

UNDER SECTION 906 OF THE

SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 of RSP Permian, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steve Gray, Director and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steve Gray
Steve Gray
Director and Chief Executive Officer

Date: June 13, 2014